UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                              FORM 8-K/A


                            Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                            March 29, 2006
                            -------------
            Date of Report (Date of earliest event reported)


                     American Business Corporation
                     -----------------------------
           (Exact name of Registrant as specified in charter)


Colorado                      33-9640-LA                    90-0249312
--------                      ----------                    ----------
(State or other            (Commission File             (IRS Employer
jurisdiction of                  Number)                Identification
incorporation)                                                 Number)

     11921 Brinley Ave., Louisville, KY                      40243
     ----------------------------------                      -----
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (502) 244-1964

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Item 4.01    Changes In Registrant's Certifying Accountant.

On March 6, 2006 we reported that we had engaged Mountjoy & Bressler, LLP, as our independent certified public accountants. Mountjoy and Bressler, LLP have been engaged to review our June 30, 2005 and September 30, 2005 interim financial statements and to audit our December 31, 2005 year end financial statements. As our former accountants resigned on June 15, 2005, the interim financial statements included in our June 30, 2005 and September 30, 2005 Quarterly Reports on Form 10-QSB were not reviewed by an independent accountant as required under SEC rules and are therefore considered materially deficient. After Mountjoy reviews these interim financial statements we will amend these 10-QSB Reports to reflect their review by our accountants.

Item 9.01 Financial Statements and Exhibits

EXHIBITS

Item No.     Description

16.1         Letter  dated  March  29,  2006  to  Rosenberg  Rich Baker
             Berman & Company


                              SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 29, 2006

AMERICAN BUSINESS CORPORATION


BY: /s/ Anthony Russo
    -----------------
    Anthony R. Russo, President

                                   2
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EXHIBIT 16.1

                     AMERICAN BUSINESS CORPORATION
                           11921 Brinley Ave.
                         Louisville, KY  40243


March 29, 2006

Rosenberg Rich Baker Berman & Company
380 Foothill Road
Bridgewater, NJ  08807-0483

Ladies and Gentlemen:

Enclosed is a copy of Form 8-K/A we filed with the SEC on March 9, 2006 correcting our Form 8-K filed March 6, 2006 reporting your resignation as our independent accountants. Please furnish us with a letter, addressed to the Commission, stating whether you agree with the statements we have made in the Form 8-K/A and if you disagree with any of the statements therein, please state in what respects you so disagree. Please furnish us with the letter as promptly as possible so we may file it with the Commission in a timely manner.

Very truly yours,


/s/ Anthony R. Russo
--------------------
  President & CEO

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